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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)    March 5, 1998
                                                             -------------

                       FIRST CENTRAL FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            NEW YORK                   1-9138                   11-2648222
(State or Other Jurisdiction    Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)

                                266 MERRICK ROAD
                            LYNBROOK, NEW YORK 11563
               (Address of Principal Executive Offices) (Zip Code)

    Registrant's telephone number, including area code     (516) 593-7070
                                                           --------------




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ITEM 5.    OTHER EVENTS.

         Pursuant to Paragraph F of the General Instructions to Form 8-K, the Company hereby incorporates by reference herein the press release issued by the Company on March 5, 1998, which is attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS

                  Exhibit           Description
                  -------           -----------

                  99                Press release, dated March 5, 1998




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST CENTRAL FINANCIAL CORPORATION

March 12, 1998                            By: /s/ Andrew W. Attivissimo
                                              --------------------------
                                              Andrew W. Attivissimo
                                              President


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